UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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☐	Definitive Proxy Statement

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Strategic Hotels & Resorts, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE of Meeting and Internet Availability of Proxy Materials

STRATEGIC HOTELS & RESORTS INC.

200 W. MADISON

SUITE 1700

CHICAGO, IL 60606

Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2010 Date: May 27, 2010 Time: 10:00 a.m. Central Time
Location:	Fairmont Chicago, Millennium Park 200 North Columbus Drive Chicago, IL 60601
Directions to the Fairmont Chicago, Millennium Park may be found at: http://www. fairmont.com/chicago/ mapanddirections.htm

You are receiving this notice because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This notice presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M19528-P89085

—— Before You Vote ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2009 ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2010 to facilitate timely delivery.

—— How To Vote ——

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 26, 2010. Have your notice in hand when you access the web site and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

Proposal 1 - ELECTION OF DIRECTORS
The Board of Directors recommends a
vote “FOR” all nominees:

NOMINEES:

01)	Robert P. Bowen	06)	Richard D. Kincaid
02)	Kenneth Fisher	07)	Sir David M.C. Michels
03)	Raymond L. Gellein, Jr.	08)	Eugene F. Reilly
04)	Laurence S. Geller	09)	William A. Prezant
05)	James A. Jeffs

Proposal 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010.

Proposal 3 - TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

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